UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     December 12, 2005



                                DERMISONICS, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


            Nevada                  000-32903                  98-0233859
            ------                  ---------                  ----------
  (State or other jurisdiction     (Commission                IRS Employer
       of incorporation)           File Number)            Identification No.)


(Address of principal executive offices) (Zip Code): Four Tower Bridge, 200 Barr Harbor Drive, West Conshohocken, Pennsylvania 19428-2977

Registrant's telephone number, including area code: 610-941-2780


           --------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01      REGULATION FD DISCLOSURE.

     On December 12, 2005, Dermisonics, Inc. (the "Company") issued a press release announcing that it will begin a new phase of human pilot trials to test the use of its innovative U-Strip(TM) drug delivery system with a study population of insulin-dependent Type-2 diabetics. The pilot trial, scheduled to begin in January 2006, is an essential milestone in the process to develop, approve and commercialize the Company's transdermal drug delivery system. These human pilot trials will focus on the safety of the ultrasonic component of Dermisonics' U-Strip(TM) technology.

     On December 13, 2005, the Company issued a press release announcing the appointment of veteran strategic marketing and advertising executive, Theodore
J. van de Kamp, to the Company's Business Advisory Council. Mr. van de Kamp is a 25-year veteran of various senior management positions with a range of major organizations, including Maybelline Cosmetics.

     On December 14, 2005, the Company issued a press release announcing the availability of an on-line video interview and multi-media presentation with Bruce Redding, the Company's Executive Vice President, discussing strategic initiatives to commercialize its next-generation proprietary technology to address the $19 billion drug delivery marketplace and other major worldwide marketplaces, in an online video and multimedia presentation now available online.

     Copies of each of the Press Releases are furnished as Exhibits 99.1, 99.2, and 99.3 to this report.

     The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.    Furnished pursuant to Items 2.02 and 7.01.

     99.1    Press release by Dermisonics, Inc. issued on December 12, 2005.
     99.2    Press release by Dermisonics, Inc. issued on December 13, 2005.
     99.3    Press release by Dermisonics, Inc. issued on December 14, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           DERMISONICS, INC.


Date: December 15, 2005                    By: /s/ Bruce H. Haglund
                                              ----------------------------------
                                                  Bruce H. Haglund, Chairman